EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Nathan Fong, Chief Financial Officer of Motricity, Inc. (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.
The Registrant’s quarterly report on Form 10-Q for the period ended June 30, 2012 (the “Periodic Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 9, 2012

/s/ Nathan Fong
Nathan Fong
Chief Financial Officer
A signed original of this written statement required by Section 906 has been provided to Motricity, Inc. and will be retained by Motricity, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.